                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549






                                       FORM 8-K


                                    CURRENT REPORT




                         Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): MARCH 19, 1998
                                                  --------------

                             MERRILL LYNCH & CO., INC.
                      -------------------------------------
                (Exact name of Registrant as specified in its charter)



      DELAWARE               1-7182                  13-2740599
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(State or other          (Commission              (I.R.S. Employer
jurisdiction of          File Number)             Identification No.)
incorporation)


WORLD FINANCIAL CENTER, NORTH TOWER, NEW YORK, NEW YORK    10281-1220
-----------------------------------------------------------------------
          (Address of principal executive offices)         (Zip Code)



Registrant's telephone number, including area code: (212) 449-1000
                                                    --------------



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(Former name or former address, if changed since last report.)

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ITEM 5.   OTHER EVENTS

     Exhibits are filed herewith in connection with the Registration Statements on Form S-3 (File No. 333-28537 and 333-44173) filed by Merrill Lynch & Co., Inc. ("ML & Co.") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended and restated, between ML & Co. and The Chase Manhattan Bank (the "Indenture"). ML & Co. will issue $31,000,000 aggregate principal amount of Oracle Corporation Indexed Callable Protected Growth-SM- Securities due March 31, 2003 under the Indenture. The exhibits consist of the form of Securities and an opinion of counsel relating thereto.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


                            EXHIBITS

          (4)            Instruments defining the rights of
                         security holders, including indentures.

                              Form of Merrill Lynch & Co., Inc.'s Oracle
                              Corporation Indexed Callable Protected Growth-SM-Securities due March 31, 2003.

          (5) & (23)     Opinion re: legality; consent of
                         counsel.

                              Opinion of Brown & Wood LLP  relating to the
                              Oracle Corporation Indexed Callable Protected Growth-SM- Securities due March 31, 2003 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statements relating to such Securities).


                                          2
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                                      SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                     MERRILL LYNCH & CO., INC.
                                   ------------------------------
                                           (Registrant)



                                   By: /s/ Theresa Lang
                                       --------------------------
                                           Theresa Lang
                                            Treasurer




Date:  March 19, 1998

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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549












                              MERRILL LYNCH & CO., INC.












                            EXHIBITS TO CURRENT REPORT ON
                            FORM 8-K DATED MARCH 19, 1998
















                                                   COMMISSION FILE NUMBER 1-7182

                                    EXHIBIT INDEX



EXHIBIT NO.    DESCRIPTION                                  PAGE

(4) Instruments defining the rights of security holders, including indentures.

                    Form of Merrill Lynch & Co., Inc.'s Oracle Corporation Indexed Callable Protected Growth-SM- Securities due March 31, 2003.

(5) & (23)     Opinion re: legality; consent of counsel.

                    Opinion of Brown & Wood LLP relating to the Oracle Corporation Indexed Callable Protected Growth-SM- Securities due March 31, 2003 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statements relating to such Securities).

                                          5